UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Date of report) February 23, 2026

(Date of earliest event reported) February 23, 2026

ONE Gas, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 East Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 947-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	OGS	New York Stock Exchange
(indicate by check mark)
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement

On February 23, 2026, ONE Gas, Inc. (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with BofA Securities, Inc. (“BofA Securities”), BTIG, LLC (“BTIG”), Huntington Securities, Inc. (“HSI”), J.P. Morgan Securities LLC (“J.P. Morgan”), Mizuho Securities USA LLC (“Mizuho”), RBC Capital Markets, LLC (“RBC”) and Truist Securities, Inc. (“TSI”), each acting as sales agent for the Company (each a “Manager” and collectively, the “Managers”); Bank of America, N.A., Nomura Global Financial Products, Inc., HSI, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Royal Bank of Canada and Truist Bank, each acting as forward purchaser (each a “Forward Purchaser” and collectively, the “Forward Purchasers”); and BofA Securities, Nomura Securities International, Inc. (acting through BTIG as agent), HSI, J.P. Morgan, Mizuho, RBC and TSI, each acting as agent for its affiliated Forward Purchaser (each a “Forward Seller” and collectively, the “Forward Sellers”); with respect to the offering and sale from time to time through the Managers of shares of the Company’s common stock, par value $0.01 per share, having an aggregate offering price of up to $225,000,000 (including shares of common stock that may be sold pursuant to the forward sale agreements described below, the “Shares”). Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions through the facilities of the New York Stock Exchange or NYSE Texas at market prices, in block transactions or as otherwise agreed between the Company and the Managers. Under the terms of the Equity Distribution Agreement, the Company may also sell Shares from time to time to a Manager as principal for its own account at a price to be agreed upon at the time of sale. The Equity Distribution Agreement provides that each Manager, when it is acting as the Company’s sales agent, will be entitled to a commission of 2% of the gross offering proceeds of the Shares sold through such Manager. The Company has no obligation to offer or sell any Shares under the Equity Distribution Agreement and may at any time suspend offers and sales under the Equity Distribution Agreement.

The Equity Distribution Agreement provides that, in addition to the issuance and sale of Shares by the Company to or through the Managers, the Company may enter into forward sale agreements under the master forward sale confirmation (the “Master Forward Sale Confirmation”) dated February 23, 2026 between the Company and each Forward Purchaser and the related supplemental confirmations to be entered into between the Company and the relevant Forward Purchaser. In connection with any forward sale agreement, the relevant Forward Purchaser will borrow from third parties and, through its affiliated Forward Seller, sell a number of Shares equal to the number of Shares underlying the particular forward sale agreement. In no event will the aggregate number of Shares sold through the Managers or the Forward Sellers under the Equity Distribution Agreement and under any forward sale agreement have an aggregate sales price in excess of $225,000,000.

The Company will not initially receive any proceeds from the sale of borrowed shares of the Company’s common stock by a Forward Seller. The Company expects to receive proceeds from the sale of Shares by a Forward Seller upon future physical settlement of the relevant forward sale agreement with the relevant Forward Purchaser on dates specified by the Company on or prior to the maturity date of the relevant forward sale agreement. If the Company elects to cash settle or net share settle a forward sale agreement, the Company may not (in the case of cash settlement) or will not (in the case of net share settlement) receive any proceeds, and the Company may owe cash (in the case of cash settlement) or shares of common stock (in the case of net share settlement) to the relevant Forward Purchaser. In connection with each forward sale agreement, the relevant Forward Seller will receive, in the form of a reduced initial forward sale price payable by the relevant Forward Purchaser under its forward sale agreement, a commission of 2% of the volume weighted average of the sales prices of all borrowed shares of common stock sold during the applicable period by it as a Forward Seller.

In the ordinary course of business, certain of the Managers or their respective affiliates have provided, and may in the future provide, commercial, financial advisory or investment banking services for the Company and its subsidiaries for which they have received or will receive customary compensation. For example, affiliates of certain of the Managers are lenders under the Company’s revolving credit facility and are dealers under the Company’s commercial paper program. To the extent the Company uses the proceeds from the offering to repay any indebtedness under its revolving credit facility or commercial paper program, such affiliates of certain Managers will receive a portion of the proceeds from the offering.

The Shares will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on February 23, 2026 (Registration No. 333-293655).

The summary of the Equity Distribution Agreement and the Master Forward Sale Confirmation in this report does not purport to be complete and is qualified by reference to the full text of the Equity Distribution Agreement and the form of Master Forward Sale Confirmation, which are each included within Exhibit 1.1 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated as of February 23, 2026, among ONE Gas, Inc. and BofA Securities, Inc., BTIG, LLC, Huntington Securities, Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, RBC Capital Markets, LLC and Truist Securities, Inc., acting as managers; Bank of America, N.A., Nomura Global Financial Products, Inc., Huntington Securities, Inc., JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Royal Bank of Canada and Truist Bank, acting as forward purchasers; and BofA Securities, Inc., Nomura Securities International, Inc. (acting through BTIG, LLC as agent), Huntington Securities, Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, RBC Capital Markets, LLC and Truist Securities, Inc., acting as forward sellers.

5.1	Opinion of GableGotwals.

23.1	Consent of GableGotwals (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date: February 23, 2026	By:	/s/ Christopher P. Sighinolfi
Christopher P. Sighinolfi Senior Vice President and Chief Financial Officer